RETIREMENT BENEFIT PLANS	12 Months Ended
Dec. 31, 2017
Employee Benefits [Abstract]
RETIREMENT BENEFIT PLANS
RETIREMENT BENEFIT PLANS
Brookfield Infrastructure offers pension plans to certain employees of its subsidiaries. Brookfield Infrastructure’s obligations under its defined benefit pension plans are determined periodically through the preparation of actuarial valuations. The benefit plans’ expense for 2017 was $10 million (2016: $7 million, 2015: less than $1 million). The discount rate used was 4.1% (2016: 4.2%, 2015: 6.1%) with a rate of compensation of 3.5% (2016: 3.5%, 2015: 3.3%).

US$ MILLIONS	2017	2016
Plan assets	$228	$198
Less accrued benefit obligation	(328)	(296)
Accrued benefit liability	$(100)	$(98)